Contingent Liability and Dissolution of Lion Truck Body	12 Months Ended
Mar. 31, 2026
Disclosure of contingent liabilities [Abstract]
Contingent Liability and Dissolution of Lion Truck Body [Text Block]

26. Contingent Liability and Dissolution of Lion Truck Body

On July 7, 2022, GreenPower entered into an asset purchase agreement with Lion Truck Body Inc., a truck body manufacturer located in Torrance, CA, under which Greenpower purchased all of the assets of the business through its wholly owned subsidiary, Lion Truck Body Incorporated. The acquisition included that GreenPower would assume a term loan from the seller subject to the seller obtaining the required consents to allow for the assumption. The term loan had a principal outstanding of approximately $1.5 million as at July 7, 2022, an interest rate of 3.75%, a maturity in May 2050, and fixed monthly payments. As at March 31, 2025 and March 31, 2024 the seller had not provided the Company with any evidence that he has obtained the required consents for the Company to assume the loan, and there is significant uncertainty over whether the seller will obtain these consents. In accordance with IAS 37, as at March 31, 2024, amounts representing the term loan have been recognized as a contingent liability on the Company's Consolidated Statement of Financial Position. Lion Truck Body Incorporated was dissolved on March 10, 2025. Accordingly, the Company derecognized the previously recognized contingent liability of Lion Truck Body Incorporated and recognized Other Income of $1,391,746 as at March 31, 2025 related to the de- recognition of this contingent liability.